SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_| Preliminary Proxy Statement
|X| Definitive Proxy Statement
|_| Definitive Additional Materials
|_| Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                           DECORATOR INDUSTRIES, INC.
________________________________________________________________________________
                (Name of Registrant as Specified In Its Charter)

________________________________________________________________________________
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

|_| $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1) or 14a-6(j)(2).
|_| $500 per each party to the controversy pursuant to
    Exchange Act Rule 14a-6(i)(3).
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11. |X| No fee required.

1) Title of each class of securities to which transaction applies:

   _____________________________________________________________________________

2) Aggregate number of securities to which transaction applies:

   _____________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

   _____________________________________________________________________________

4) Proposed maximum aggregate value of transaction:

   _____________________________________________________________________________

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1) Amount previously paid: _________________________________________________

    2) Form, Schedule or Registration No. ______________________________________

    3) Filing party: ___________________________________________________________

    4) Date filed: _____________________________________________________________

___________
*Set forth the amount on which the filing fee is calculated and state how it was determined.

                           DECORATOR INDUSTRIES, INC.
                              10011 Pines Boulevard
                            Pembroke Pines, FL 33024


                           NOTICE OF ANNUAL MEETING OF
                      STOCKHOLDERS TO BE HELD JUNE 20, 2000





TO THE STOCKHOLDERS OF DECORATOR INDUSTRIES, INC.

      Notice is hereby given that the annual meeting of the stockholders of Decorator Industries, Inc. will be held at Suite 201, 10011 Pines Boulevard, Pembroke Pines, Florida, on June 20, 2000 at 9:30 A.M., local time, for the purpose of:

      (a)   Electing three directors.

      (b) Transacting such other business as may properly come before the meeting or any adjournment thereof.

      The Board of Directors fixed the close of business on May 5, 2000 as the record date for the determination of stockholders entitled to notice of and to vote at the annual meeting.

      A copy of the Company's annual report to stockholders for the fiscal year ended January 1, 2000 is furnished herewith.

      PLEASE SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED. NO POSTAGE IS REQUIRED FOR MAILING IN THE UNITED STATES. YOUR PROMPT COMPLIANCE WITH THIS REQUEST WILL BE APPRECIATED AND WILL ASSIST IN OBTAINING A QUORUM. YOUR PROXY MAY BE WITHDRAWN AT ANY TIME PRIOR TO ITS EXERCISE BY GIVING NOTICE TO THE UNDERSIGNED.




                                            By Order of the Board of Directors

                                                     JEROME B. LIEBER
                                                         Secretary

May 15, 2000

                                 PROXY STATEMENT


                           DECORATOR INDUSTRIES, INC.
                              10011 Pines Boulevard
                            Pembroke Pines, FL 33024



                                  May 15, 2000


     This statement is furnished in connection with the solicitation of proxies to be used at the annual meeting of stockholders of Decorator Industries, Inc. (the "Company"), to be held June 20, 2000 at the place and time and for the purposes set forth in the foregoing Notice of Annual Meeting, and at any adjournment thereof. This proxy statement and the enclosed form of proxy and annual report for 1999 were mailed to stockholders on or about May 15, 2000.

     Proxies in the form enclosed are solicited on behalf of the Board of Directors of the Company. The cost of preparing, assembling and mailing the notice of annual meeting, proxy statement and form of proxy is to be borne by the Company. In addition to the solicitation of proxies by use of the mails, directors, officers or other employees of the Company may solicit proxies personally or by telephone or telegraph and the Company may request certain persons holding stock in their names or in the names of their nominees to obtain proxies from and send proxy material to the principals and will reimburse such persons for their expenses in so doing.

     The accompanying proxy may be revoked by the stockholder at any time prior to its use by giving notice of such revocation either personally or in writing to Jerome B. Lieber, Secretary of the Company, 40th Floor, One Oxford Centre, Pittsburgh, PA 15219. Unless the proxy shall have been properly revoked, the shares represented by proxies in the enclosed form will be voted. Each such proxy will be voted as directed, but if no direction is indicated, it will be voted FOR the election of the Board of Directors' nominees named below, either by the same number of votes being cast for each nominee or cumulatively, in the discretion of the named proxies.

     Only holders of record of the Company's Common Stock, par value $.20 per share ("Common Stock"), at the close of business on May 5, 2000 will be entitled to vote at the meeting. As of April 17, 2000, there were 3,180,244 shares of Common Stock outstanding, the holders of which are entitled to one vote per share, except for cumulative voting in the election of directors, as explained below.

     A quorum for the transaction of business at the annual meeting will require the presence, in person or by proxy, of stockholders entitled to cast at least a majority of the total number of votes entitled to be cast at the meeting. Directors will be elected at the meeting by a plurality of the votes cast. Abstentions and broker non-votes are counted as shares present for determination of a quorum but are not counted as affirmative or negative votes and are not counted in determining the number of votes cast on any matter.

     Stockholders are entitled to cumulative voting in the election of directors, which means that a stockholder is entitled to a number of votes equal to the number of shares held by such stockholder multiplied by the number of directors to be elected, and the stockholder may cast all of such votes for one nominee or distribute them among the three nominees.


                              ELECTION OF DIRECTORS

     The Board of Directors consists of three classes of directors with staggered terms. A purpose of the meeting is the election of three directors to serve for a term of three years. The last two columns of the tables below give information regarding the Common Stock beneficially owned by the nominee or director as of the close of business on April 17, 2000. The percentages in the last column were computed by dividing the number of shares beneficially owned by the total of the number of shares of Common Stock outstanding and the number of shares of Common Stock, if any, which the named nominee or director was entitled to acquire within 60 days of April 17, 2000 through the exercise of stock options.

Nominees for Election as Directors

     Information regarding the nominees for election as directors is set forth below:


                                                                                                    Common Shares       Percent
                                                                                    Director        Beneficially          of
     Name                      Age             Principal Occupation                   Since             Owned            Class
     ----                      ---             --------------------                   -----             -----            -----
Joseph N. Ellis                71              Management Consultant                  1993             2,500(1)          ----
Ellen Downey                   47              Management Consultant                  1997             1,562(1)          ----
Michael S. Baxley              43              Executive Vice President               1999             4,000(2)          ----

      ----------
(1) Excludes shares held for his/her account in the Trust established under the Company's Stock Plan for Non-Employee Directors ("The Trust").
(2)   Includes 3,000 optioned shares which may be acquired within 60 days.

      Joseph N. Ellis founded La Salle-Deitch Co., Inc., a distributor of products for the manufactured housing and recreational vehicle industry, in 1963 and served as its President, Chief Executive Officer and Chairman from 1971 until his retirement in 1992.

     Ellen Downey was employed by Ryder System, Inc. in various financial positions from 1978 to 1991 and from 1991 to 1993 served as Vice President and Treasurer of that company.

     Michael S. Baxley has been Executive Vice President of the Company since January 1999 and was appointed a director on August 2, 1999. He was employed as Executive Vice President for the Apparel Group of Scovill Fasteners, Inc., a manufacturer of apparel and industrial fasteners, from February 1997 to July 1998. Previously he was in various management positions with ACD Tridon, a subsidiary of Devtek (Automotive products), Johnston & Murphy, a division of Genesco (Footwear), Fruit of the Loom (Apparel), Proctor & Gamble (Consumer Products), and the U.S. Navy.

     The nomination of the above persons for the office of director originated with the present Board of Directors. Such persons have advised the Company that they are willing to serve as directors for the term for which they are standing for election. If at the time of the meeting any of the nominees should be unable or unwilling to serve as a director for any reason, it is intended that the enclosed proxy will be voted for the election of such person, if any, as is designated by the Board of Directors to replace such nominee, unless the proxy withholds authority to vote for nominees.

      The Board of Directors recommends a vote FOR the foregoing nominees.

Directors Whose Terms Continue After the Meeting

     Information regarding the directors whose terms of office continue after the annual meeting is set forth below:

                                                                                     Present        Common Shares       Percent
                                                                   Director           Term          Beneficially          of
        Name             Age     Principal Occupation                Since           Expires            Owned            Class
        ----             ---     --------------------                -----           -------            -----            -----
William A. Bassett       63      Chairman of the Board,              1980             2001            365,021(1)        11.04%
                                 President and Chief Executive
                                 Officer of the Company

William A. Bassett as
Trustee for the Trust                                                                                  20,051(2)         ----

Thomas L. Dusthimer      65      Consultant to and Director of       1997             2001              1,250(3)         ----
                                 Key Bank Elkhart

Michael K. Solomon       50      Vice President, Treasurer           1987             2002            103,933(4)         3.23%
                                 and Chief Financial Officer
                                 of the Company

Jerome B. Lieber         79      Senior Counsel -                    1961             2002             13,705(3)(5)      ----
                                 Klett Rooney Lieber & Schorling,
                                 a Professional Corporation,
                                 Attorneys at Law

----------
(1)   Includes 124,579 optioned shares which may be acquired within 60 days.
(2)   Mr. Bassett disclaims beneficial ownership of these shares.
(3)   Excludes shares held in the Trust for his or her account.
(4)   Includes 35,204 optioned shares which may be acquired within 60 days.
(5) Includes 5,040 shares held in a charitable trust as to which Mr. Lieber disclaims beneficial ownership.

     William A. Bassett has been President of the Company since 1980, Chief Executive Officer since February 1993 and Chairman of the Board since January 1994.

     Thomas L. Dusthimer has served as a consultant to and director of Key Bank (Elkhart, Indiana District) since 1992. From 1973 until his retirement in 1992, Mr. Dusthimer served in various executive positions, including President, Chief Executive Officer and Chairman, with Ameritrust Indiana Corporation and Ameritrust National Bank.

     Michael K. Solomon has been Vice President of the Company since November 1994 and Treasurer and Chief Financial Officer of the Company since 1985.

     Jerome B. Lieber has been Secretary of the Company since 1961. He is a Senior Counsel to the law firm of Klett Rooney Lieber & Schorling, a Professional Corporation, Pittsburgh, Pennsylvania, which serves as general counsel to the Company. Mr. Lieber previously had been a senior partner in that firm.

     At April 17, 2000, the officers and directors of the Company as a group had sole or shared voting or investment power as to 345,741 shares of the Company's Common Stock, which together with 167,283 optioned shares that could be acquired within 60 days after April 17, 2000, would constitute 15.33% of the total shares then outstanding.


                              DIRECTOR COMPENSATION

     Directors who are not employees of the Company are paid a fee of $10,000 per year for their services as directors. The fee is paid quarterly in shares of the Company's Common Stock valued at their closing price on the American Stock Exchange on the third business day following the release of sales and earnings for the preceding fiscal year. Under the Company's Stock Plan for Non-Employee Directors, such directors may elect to defer receipt of their shares, until after they leave the Board, by having them delivered to the trust established under the Plan. An additional fee of $1,000 per meeting day in excess of four days per year ($500 per telephone meeting) will be paid. Members of the audit committee are paid ($1,000 per meeting for chairman and $500 per meeting for other members) for attending audit committee meetings.


                             PRINCIPAL STOCKHOLDERS

      See "Directors Whose Terms Continues After the Meeting" above for the stockholding of William A. Bassett, Chairman of the Board, President and Chief Executive Officer of the Company.

     FMR Corp. of Boston, Massachusetts, has furnished the Company a copy of its
Schedule 13G dated February 14, 2000 in which it reported that as of December 31, 1999 Fidelity Management & Research Company, a wholly-owned subsidiary of FMR Corp. and a registered investment adviser, had sole investment power with respect to 200,015 shares (6.29%) of the Company's Common Stock.

     First Manhattan Co. of New York, New York has furnished the Company a copy of its Schedule 13G dated February 9, 2000 in which it reported beneficial ownership of a total of 261,868 shares (8.23%) of the Company's Common Stock including sole power to vote and dispose of 17,112 shares, shared power to vote 236,401 shares and shared power to dispose of 244,756 shares. First Manhattan is a registered broker-dealer and investment adviser.

     Heartland Advisors, Inc. of Milwaukee, Wisconsin, a registered investment adviser, has furnished the Company a copy of its Schedule 13G dated January 12, 2000 in which it reported that it had sole dispositive power with respect to 349,600 shares (10.99%) of the Company's Common Stock.


                             EXECUTIVE COMPENSATION

Employment Agreements

     The Company has an employment agreement with William A. Bassett which will expire July 1, 2004 and provides for an annual salary of not less than $214,200.

     The Company has an employment agreement with Michael S. Baxley which provides for a weekly salary of not less than $3,175 and upon Mr. Baxley's termination, a continuation of salary and benefits for 12 months.

Annual Compensation and Stock Options

     The following table shows the compensation of the named executive officers of the Company for each of the last three fiscal years.

                           SUMMARY COMPENSATION TABLE

                                                                                             Long-Term
                                                                                           Compensation
                                                     Annual Compensation                      Awards
                                         --------------------------------------------     --------------
     Name and                  Fiscal                                                        Optioned              All Other
Principal Position             Year        Salary($)(1)     Bonus ($)      Other($)(2)       Shares(#)        Compensation($)(3)
------------------             ----        ------------     ---------      -----------       ---------        ------------------
William A. Bassett             1999           285,000         87,074            *             12,500                36,745
Chairman of the Board,         1998           262,000        127,000         89,977           31,250                36,745
President and Chief            1997           249,712        123,000         87,723             ----                34,745
Executive Officer

Michael S. Baxley              1999           161,925         39,183            *             20,000                 ----

Michael K. Solomon             1999           118,820         20,000            *              5,000                 1,553
Vice President, Treasurer      1998           114,650         24,000            *             12,500                   447
and Chief Financial Officer    1997           112,370         25,550            *              ----                  ----

----------

(1)   The fiscal year 1997 was a 53-week fiscal period.
(2) Medical/dental reimbursement plan payments, country club memberships, relocation bonus, personal use of Company vehicles, and payments made in accordance with Company policy for disqualifying sales of Common Stock acquired upon the exercise of a qualified stock option. For 1998 and 1997, payments to Mr. Bassett for such sales were $86,106 and $84,289, respectively. These payments provided net benefits to the company of $16,359 for 1998 and $16,383 for 1997. An asterisk indicates that the total of other annual compensation for that year was less than 10% of salary and bonus for that year.
(3) Premiums paid by the Company on life and long-term disability insurance policies and Company contributions to the 401(k) Retirement Savings Plan.

     The Company's medical and dental reimbursement plan provides reimbursement to the corporate and certain divisional officers of the Company and their dependents (as defined in Section 152 of the Internal Revenue Code) for their medical and dental expenses. Benefits under the plan are limited to 10% of the participant's compensation during the plan year. The plan also prohibits any participant from receiving "double reimbursement"; i.e., if a participant receives reimbursement from another source, he or she must remit to the Company benefits received under the plan.

     On September 1, 1998 the Company began a 401(k) Retirement Savings Plan available to all eligible employees. To be eligible for the plan, the employee must be at least 21 years of age and have completed one year of employment. Eligible employees may contribute up to 15% of their earnings with a maximum of $10,000 for 1998 based on the Internal Revenue Service annual contribution limit. The Company will match 25% of the first 4% of the employee's contributions up to 1% of the employee's earnings. Contributions are invested at the direction of the employee in one or more funds. Company contributions begin to vest after three years.

     The Company's 1984 Incentive Stock Option Plan, which expired February 22, 1994, authorized the granting to key employees of options to purchase up to 804,976 shares (as adjusted for stock splits) of the Company's Common Stock. The purchase price of optioned shares is the fair market value of the Common Stock on the date of grant, and the maximum term of the options is ten years; in the case of options granted to employees who owned more than 10% of the outstanding Common Stock, however, the purchase price was 110% of the fair market value of the Common Stock on the date of grant and the term of the options is five years. The number of optioned shares and the purchase price per share are subject to adjustment for stock splits, stock dividends, reclassifications and the like.

     On April 3, 1995 the Board of Directors adopted, and on June 5, 1995 the stockholders approved, the Company's 1995 Incentive Stock Option Plan (the "1995 Plan") which has a term of ten years. The 1995 Plan authorizes the issuance of up to 520,830 shares (as adjusted for stock splits) of Common Stock pursuant to stock options granted to key employees of the Company. The purchase price of optioned shares must be the fair market value of the Common Stock on the date of grant, and the maximum term of the options is ten years; in the case of options granted to employees who own more than 10% of the outstanding Common Stock, however, the purchase price must be 110% of the fair market value of the Common Stock on the date of grant and the term of the option cannot exceed five years. The number of shares that may be issued under the 1995 Plan, the number of optioned shares and the purchase price per share are subject to adjustment for stock splits, stock dividends, reclassifications and the like.

     The following table sets forth information concerning the exercise of stock options during fiscal 1999 by the named executive officers and the value of their unexercised, in-the-money stock options at the end of that fiscal year (January 1, 2000). All options outstanding at January 1, 2000, have a ten year term and, except for those granted after the fiscal year 1995, were exercisable at any time prior to their respective expiration dates. Options granted in 1996 and 1997 vest 20% on the date of the grant and 20% each year thereafter and options granted after 1997 vest 20% each year beginning at the end of the first year.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

                                                                                                                    Value of
                                 Shares Acquired                Value                 Optioned Shares               Options at
Name                               on Exercise               Realized($)               at 1/1/00(#)                1/1/00($)(1)
----                               -----------               -----------               ------------                ------------
William A. Bassett                   20,000                    108,600                   144,579(2)                   312,959
                                                                                          31,250(3)                    ----

Michael S. Baxley                     ----                      ----                       3,000(2)                    ----
                                                                                          17,000(3)                    ----

Michael K. Solomon                     8,000                    59,940                    49,494(2)                    81,001
                                                                                          12,500(3)                    ----

----------
(1) Assumes a market value of $5.3125 per share, which was the last reported sale price on the American Stock Exchange on December 31, 1999.
(2)   Exercisable.
(3)   Unexercisable.


     The following table provides information on options granted to the named executive officers in fiscal 1999 under the Company's 1995 Incentive Stock Option Plan:

                          OPTION GRANTS IN LAST FISCAL YEAR

                                                                                                      Potential Realizable Value
                                                                                                       at Assumed Annual Rates
                                                                                                      of Stock Price Appreciation
                                           Individual Grants                                          for Option Term (1)
                              -----------------------------------------------------------------------------------------------------
                                           Percent of Total
                              Options       Options Granted
                              Granted        to Employees        Exercise Price
Name                           (Shs)             1999               Per Share        Expiration Date         5%              10%
----                           -----             ----               ---------        ---------------         --              ---
William A. Bassett            12,500             12.7%               $7.00              6/10/2009          $55,028        $139,452
Michael S. Baxley             15,000             15.3%               $7.875             1/04/2009          $74,288        $188,261
                               5,000              5.1%               $7.00              6/10/2009          $22,011        $ 55,781
Michael K. Solomon             5,000              5.1%               $7.00              6/10/2009          $22,011        $ 55,781

----------
     (1) Potential realizable value is based on the assumption that the market price of the Common Stock appreciates at the annual rates shown (compounded annually) from the date of grant until the end of the ten year option term. Potential realizable value is shown net of exercise price. These numbers are calculated based on the regulations promulgated by the Securities and Exchange Commission and do not reflect the Company's estimate of future stock price growth.

Board of Directors' Report On Executive Compensation

     The Board of Directors approves the salaries of the executive officers of the Company on an annual basis. In approving the salaries, the Board considers the size of the Company, its performance during the previous fiscal year, the responsibilities and performance of the executive officer, and such other factors as the directors may wish to consider. No pre-determined formula or guidelines are used, and no specific weight is given to any one factor.

     The Board has also granted stock options to executive officers and other key employees as a means of further motivating them to exert their best efforts on behalf of the Company.

     The salary of Mr. Bassett, Chief Executive Officer of the Company, for the fiscal year 1999 was determined by the Board of Directors upon consideration of his and the Company's performance during the previous fiscal year, the responsibilities of that office, and Mr. Bassett's contributions to the growth and development of the Company. No specific weight was given to any one of the factors considered.

                        William A. Bassett         Michael S. Baxley         Joseph N. Ellis
                        Michael K. Solomon         Jerome B. Lieber          Ellen Downey         Thomas L. Dusthimer


                                PERFORMANCE GRAPH

     Set forth below are a graph and table which compare the value for the five calendar years ended December 31, 1999 of $100 invested at the close of trading on December 31, 1994, in each of the three investment alternatives: (a) the Company's Common Stock, (b) the `Russell 2000' Index, and (c) the `S & P 500' Index. The graph has been prepared assuming the reinvestment of all cash dividends paid during the period. The Company is not able to identify a peer group for comparison purposes.


                 COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
                        Among Decorator Industries, Inc.,
                 The S & P 500 Index and The Russell 2000 Index


                                (GRAPH OMITTED)





                           12/94    12/95     12/96     12/97    12/98    12/99
                           -----    -----     -----     -----    -----    -----

Decorator Industries        100      114       222       232      255      179
S & P 500                   100      138       169       226      290      351
Russell 2000                100      127       155       204      191      188

                             DISCRETIONARY AUTHORITY

     At the time of mailing copies of this proxy statement to stockholders, the election of directors was the only matter known by Management that will be presented for action at the annual meeting of stockholders. Should any other matters come before the meeting, action may be taken thereon pursuant to proxies in the form enclosed, which confer discretionary authority upon the persons named therein or their substitutes with respect to any such business which may properly come before the meeting.


                             CONCERNING THE AUDITORS

     Louis Plung &Company are the independent public accountants of the Company and have been selected as the Company's independent public accounts for the current fiscal year. Representatives of such firm are not expected to be in attendance at the annual meeting.


                                OTHER INFORMATION

     The Board of Directors has no nominating, compensation or similar committee other than the Stock Option Committee. The Board's Audit Committee is composed of Joseph N. Ellis, Ellen Downey and Thomas L. Dusthimer. The Audit Committee reviews the overall plan of the annual independent audit, the financial statements, the scope of audit procedures, the performance of the Company's independent accountants and internal auditors, and the auditors' evaluation of internal controls.

     During the fiscal year 1999, the Board of Directors held six meetings, the Audit Committee held two meetings, and the Stock Option Committee held two meetings.

     Shareholder proposals intended to be presented at the annual meeting in the year 2001 must be received by the Company prior to January 17, 2001 to be considered for inclusion in the Company's proxy statement and form of proxy for that meeting.


                                         By Order of the Board of Directors


                                                  JEROME B. LIEBER
                                                     Secretary

                                     ------------------------------------------
                                     WHEN PROXY IS OKAYED PLEASE SIGN
                                           & DATE IT ABOVE






                           DECORATOR INDUSTRIES, INC.
        PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 20, 2000

   The undersigned hereby appoints William A. Bassett, Michael K. Solomon and Jerome B. Lieber, and each of them (with full power to act without the others and with full power of substitution), the attorney and proxy of the undersigned to attend the Annual Meeting of the Stockholders of Decorator Industries, Inc. to be held at Suite 201, 10011 Pines Boulevard, Pembroke Pines, Florida at 9:30 A.M., E.D.S.T., on June 20, 2000, and any adjournment thereof, and to vote the number of shares of Common Stock of the Company which the undersigned is entitled to vote with all the power the undersigned would possess if personally present.

   The proxies are directed to vote as set forth herein. If no direction is indicated, the shares represented by this proxy will be voted FOR the election of the nominees named herein, either by the same number of votes being cast for each nominee or cumulatively, in the discretion of the named proxies. If any of the named nominees is unavailable for election, such shares may be voted for such substitute nominee as may be designated by the Board of Directors.

The Solicitation of This Proxy is Made on Behalf of the Board of Directors.

Please Sign and Date This Proxy on the Reverse Side and Return it in the Enclosed Envelope.

                           (Continued on reverse side)

                                            ----------------------------------
                                            WHEN PROXY IS OKAYED PLEASE SIGN
                                                  & DATE IT ABOVE


                         Please date, sign and mail your
                      proxy card back as soon as possible!

                         Annual Meeting of Stockholders
                           DECORATOR INDUSTRIES, INC.

                                  June 20, 2000


                 Please Detach and Mail in the Envelope Provided


Please mark your votes as in this example.
A  [X]

                                                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL OF THE NOMINEES.

                                           WITHHOLD
                                          AUTHORITY
                     FOR all nominees     to vote for
                      named               all nominees
 1. Election                                           Nominees: Joseph N. Ellis     2.  In their discretion, the proxies may vote
    of directors.       [ ]                [ ]                   Ellen Downey            upon such other matters as may properly
                                                                 Michael S. Baxley       come before the meeting.


INSTRUCTION:  To withhold authority to vote for                                       The undersigned hereby acknowledges receipt of
any individual nominee, write that nominee's name                                     the Annual Report for the fiscal year ended
on the line provided below.                                                           January 1, 2000 and the notice of Annual
                                                                                      Meeting and Proxy Statement for the 2000
---------------------------------------------------                                   Annual Meeting of Stockholders.

                                                                                      YOUR VOTE IS IMPORTANT TO US. PLEASE COMPLETE,
                                                                                      DATE AND SIGN  THE PROXY CARD AND RETURN IT
                                                                                      PROMPTLY IN THE ENCLOSED ENVELOPE.






Signature(S) OF STOCKHOLDERS ___________________   _______________________________________________  Dated:_________, 2000

 IMPORTANT:  Please sign exactly as name appears hereon. If signing in fiduciary or representative capacity, please give full title as such. If shares are registered in more than one name, all holders must sign. If signature is for a corporation, please sign full corporate name by authorized officer.